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                                                                      EXHIBIT 99


[UGLY DUCKLING
CORPORATION LOGO]


CONTACTS:                  Steven T. Darak
                           Senior Vice President and Chief Financial Officer
                           (602) 852-6600

                           Lori Parks / Eugene Heller
                           Silverman Heller Associates
                           (310) 208-2550

FOR IMMEDIATE RELEASE

              UGLY DUCKLING CORPORATION SPLIT-UP: CYGNET FINANCIAL CORPORATION FILES INITIAL REGISTRATION STATEMENT TO
                        REGISTER SECURITIES FOR SPLIT-UP

PHOENIX, Arizona (June 22, 1998) - Ugly Duckling Corporation ("UDC") (Nasdaq NM:
UGLY) announced today the filing of a registration statement with the Securities and Exchange Commission by Cygnet Financial Corporation ("Cygnet"), a newly formed subsidiary of UDC, relating to the previously disclosed plan to separate UDC into two publicly traded companies (the "Split-up").

         As part of the Split-up, Cygnet would acquire and operate substantially all of the non-dealer finance operations currently conducted by UDC, including its bulk purchasing and certain servicing operations and its third-party dealer financing operations. UDC would retain and continue to operate its "buy here-pay here" dealerships and to service the finance receivables generated by those dealerships, as well as certain other operations. If the Split-up transaction is completed, UDC and Cygnet would be owned, operated and managed as separate public companies.

         The registration statement provides for a rights offering (the "Rights Offering"), which includes, among other things, (a) the distribution of transferable rights to holders of UDC common stock to subscribe for shares of common stock of Cygnet, and (b) the sale of


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shares of Cygnet common stock upon exercise of these rights. Pursuant to the
Rights Offering, each holder of UDC common stock as of a record date would receive one right for every four shares of UDC common stock. Each right would represent the right to subscribe for one share of Cygnet common stock at an exercise price of $7.00.

         The Split-up transaction, including the transfer of assets from UDC to Cygnet and the issuance of the rights and Cygnet common stock, is subject to a number of contingencies. These contingencies include, without limitation, the approval of the Split-up by the stockholders of UDC, the finalization of an appraisal of the assets to be transferred and a "fairness opinion" from an investment banking firm, and various other consents and approvals. There can be no assurance that all of the conditions to the Rights Offering or the Split-up will be satisfied or that the Split-up can be effected or the rights issued.

         Headquartered in Phoenix, Arizona, Ugly Duckling Corporation is a used car sales and finance company that operates the nation's largest chain of used car dealerships focused exclusively on the sub-prime market. UDC underwrites, finances and services sub-prime contracts generated at its UDC dealerships. Cygnet provides operating lines of credit and other financing arrangements for non-affiliated used car dealers. UDC also acquires economic interests in distressed portfolios.

                                      *****

         This press release includes statements that may constitute forward-looking statements, usually containing the words "believe," "estimate," "project," "expects" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. By making these forward-looking statements, UDC undertakes no obligation to update these statements for revisions or changes after the date of this release. Factors that would cause or contribute to such differences include, but are not limited to, factors detailed in the sections and subsections entitled "Risk Factors," "Factors That May Affect Future Results and Financial Condition" and "Factors That May Affect Future Stock Performance" in UDC's most recent reports on Form 10-K and Form 10-Q, and elsewhere in UDC's Securities and Exchange Commission filings.


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         The registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A copy of the prospectus, included with the registration statement, will be distributed to stockholders with the upcoming notice and proxy statement, pursuant to which UDC stockholders would approve the Split-up.

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